UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2013

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147871	13-3523163
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 24, 2013, Catalent Pharma Solutions, Inc. (the “Company”) will be making a slide presentation to existing and prospective lenders that discusses the potential entry into a new unsecured term loan facility, the proceeds of which would be used to redeem the outstanding $269.1 aggregate principal amount of the Company’s 9.50%/10.25% Senior PIK-Election Notes due 2015. The lender presentation contains, among other things, selected preliminary unaudited financial results for the Company’s three and twelve months ended March 31, 2013 and projected unaudited financial results for the Company’s fiscal year ending June 30, 2013. Certain slides from the slide presentation are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein. The slides contain statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth herein and therein.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report (including the exhibits and attachments hereto) contains forward-looking statements. These statements are not historical facts, but instead represent only the Company’s expectations, estimates and projections regarding future events. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict. The Company’s actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements and, accordingly, readers are cautioned not to place undue reliance on such statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The selected preliminary financial data for the Company’s three and twelve months ended March 31, 2013 furnished in this Current Report (including the exhibits hereto) has been prepared by, and is the responsibility of, the management of the Company. The information and estimates have not been compiled or examined by the Company’s independent auditors and are subject to revision as the Company prepares its financial statements as of and for the three and nine months ended March 31, 2013. Because the Company has not completed its normal quarterly closing and review procedures for the three months ended March 31, 2013, and subsequent events may occur that require adjustments to these results, there can be no assurance that the final results for the three and twelve months ended March 31, 2013 furnished in this Current Report (including the exhibits hereto) will not differ materially from these estimates. These estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP or as a measure of performance. In addition, these estimated results for the three and twelve months ended March 31, 2013 are not necessarily indicative of the results to be achieved for any future period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Lender Presentation Slides dated April 24, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc.
(Registrant)

By:	/s/ Samrat S. Khichi
Name:	Samrat S. Khichi
Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: April 24, 2013

EXHIBIT LIST

Exhibit No.	Description

99.1	Lender Presentation Slides dated April 24, 2013

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